EXHIBIT 10.11

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
	U	1	11

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO (If applicable)

04	27-Sep-2002		1ND7RR

6. ISSUED BY	CODE W71B7J	7. ADMINISTERED BY (If other than item 6)	CODE S0513A

US ARMY ROBERT MORRIS ACQUISITION CENTER RMAC - ADELPHI 2800 POWDER MILL ROAD AMSSB-ACA ADELPHI MD 20783-1197		DCM - SANTA ANA 34 CIVIC CENTER PLAZA P.O. BOX C-12700 SANTA ANA CA 92712-2700

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code			9A. AMENDMENT OF SOLICITATION NO.

IRVINE SENSORS CORPORATION			9B. DATED (SEE ITEM 11)

DARYL SMETANA 3001 RED HILL AVENUE BLDG 4 COSTA MESA CA 92626		X	10A. MOD. OF CONTRACT/ORDER NO. DAAD17-01-D-0006-0002

		X	10B. DATED (SEE ITEM 13)

CODE 54266	FACILITY CODE		21-May-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer. ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

x	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.016-4406 TASK ORDERS/CPFF (COMPLETION) (MARCH 2001)

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to definitize DAAD17-01-2002 in the amount of $9,587,333.00, to fund the same in the amount of $85,494.00, to incorporate the DD254 DoD Contract Security Classification Specification dated 02 August 2002, and to acknowledge that DAAD17-02-D-0006-0002-02 was skipped and therefore, will never be let under subject contract or task.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) JOHN C. CARSON, PRESIDENT		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) FRANCES WASHINGTON / CONTRACT SPECIALIST

15B. CONTRACTOR/OFFEROR /s/ JOHN C. CARSON (Signature of person authorized to sign)	15C. DATE SIGNED 27 Sep 02	16B. UNITED STATES OF AMERICA BY /s/ FRANCES E. WASHINGTON (Signature of Contracting Officer)	16C. DATED SIGNED 27-Sep-2002

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

DAAD17-01-D-0006
000204

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

Changes in Solicitation/Contact/Order Form

The total cost has increased from $635,560.00 by $8,951,773.00 to $9,587,333.00

Changes in Section B

CLIN 0001

The total CLIN cost has increased from $635,560.00 by $8,951,773.00 to $9,587,333.00
The cost constraint has been deleted.
The fixed fee has increased from $0.00 by $454,961.00 to $454,961.00
The estimated/max cost has increased from $635,560.00 by $8,496,812.00 to $9,132,327.00

SUB-CLIN 000104 was added.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000104					$
Incremental funding $85,494
CPFF
PURCHASE REQUEST NUMBER W71B7J-2266-H241

				ESTIMATED COST	$
				FIXED FEE	$

				TOTAL EST COST + FEE	$
	ACRN AE Funded Amount				$85,494.00

DAAD17-01-D-0006
000204

Changes in Section G

Summary for the Payment Office

As a result of this modification, the total funded amount of the contract is increased by $85,494.00 from $4,871,120.00 to $4,956,614.00

SUB-CLIN: 000104
AE:  971040013010PRARGO1J30L329000255YANSS00W71B7J2266H2411ND7RRS18129 0000000000 is increased by $85,494.00 from $0.00 to $85,494.00